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                                                                    EXHIBIT 99.2
                                                                    ------------

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                         SALTON SEA FUNDING CORPORATION

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of Salton Sea Funding Corporation (the "Company") made pursuant to the Prospectus, dated June 29, 1999 (the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") if (i) certificates for the Old Securities (as defined below) are not immediately available; (ii) the Old Securities, the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to Chase Manhattan Bank and Trust Company, National Association (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus); or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. See "The Exchange Offer--Procedures for Tendering" section in the Prospectus. The term "Old Securities" means the Company's outstanding 7.475% Senior Secured Series F Bonds Due November 30, 2018. Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Prospectus.


                  The Exchange Agent for the Exchange Offer is:

          CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION

                            Facsimile Transmissions:
                                 (214) 672-5746


                   To Confirm by Telephone or for Information:
                                 (415) 954-9508

         By Hand Delivery:                  By Mail/Courier Service:

     The Chase Manhattan Bank                  Chase Bank of Texas
         Corporate Tellers                  Corporate Trust Services
 55 Water St., Rm. 234 North Bldg.          1201 Main St., 18th Floor
        New York, NY 10041                      Dallas, TX 75202
                                             Attention: Frank Ivins
                                             Personal & Confidential

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.


         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Securities set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Procedures for Tendering" section in the Prospectus and the Letter of Transmittal.

Principal Amount of Old Securities      Signature(s) _____________________
Tendered $ _______________________
                                        __________________________________
Certificate Nos.                        Please Print the Following Information:
(if available) ___________________
                                        Name(s) of Registered
Total Principal Amount                  Holders __________________________
 Represented by Old Securities
 Certificate(s) __________________      __________________________________

If Old Securities will be tendered      Address __________________________
by book-entry transfer, provide the
following information:                  __________________________________

DTC Account Number _______________      Area Code and Telephone
                                        Number(s) ________________________
Dated:___________________, 1999
                                        __________________________________

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Securities pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm ______________________     ___________________________________
                                               Authorized Signature
Address ___________________________
                                        Name: _____________________________
___________________________________               Please type or print
                           Zip Code
                                        Date: _____________________________
Area Code and Telephone
Number: ___________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD SECURITIES WITH THIS NOTICE OF
      GUARANTEED DELIVERY. CERTIFICATES FOR OLD SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.